Dividend Payable (Details) - USD ($) $ in Thousands		Sep. 30, 2016	Sep. 30, 2015
Dividend Payable [Abstract]
Dividend due to shareholders		$ 775	$ 812
Dividend payable	[1]	$ 775	$ 812

[1]	All of the VIE's assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company's general assets (Note 3).